                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement of Stan Lee Media, Inc. on Form S-8 of our report dated February 4, 2000, included in the Company's Annual Report on Form 10-KSB of Stan Lee Media, Inc. for the year ended December 31, 1999.


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BDO SEIDMAN, LLP
Los Angeles, CA
July 31, 2000